CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 3 (the “Amendment”) on Form 20-F/A to the Annual Report of DJSP Enterprises, Inc. (the “Company”) on Form 20-F for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report,” and as amended by the Amendment, the “Amended Report”), the undersigned, in his capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: June 30, 2010

/s/ David J. Stern
Name:	David J. Stern
Title:	President and Chief Executive Officer (Principal Executive Officer)